UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    June 18, 2008




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      000-26393               06-1542480
---------------               ----------------          -------------------
(State or other               (Commission File           (IRS Employer
jurisdiction of                  Number)                Identification No.)
incorporation)


         23 Old Kings Highway South, Darien, CT               06820
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)



   Registrant's telephone number, including area code:    (203) 662-2800
                                                          --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Explanatory Note

Jupitermedia Corporation filed a Current Report on Form 8-K dated June 18, 2008 with the Securities and Exchange Commission on June 24, 2008 in connection with the decision by the Company's Audit Committee and Board of Directors to dismiss Deloitte & Touche LLP as the Company's independent registered public accounting firm and to engage Grant Thornton LLP as the Company's new independent registered public accounting firm (the "Original Form 8-K"). This Current Report on Form 8-K/A is being filed to update the information originally reported in the Original Form 8-K.

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm.

(i) On June 18, 2008, Jupitermedia Corporation (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm.

(ii) Deloitte's audit reports on the consolidated financial statements and financial statement schedules of the Company as of and for each of the last two years ended December 31, 2006 and December 31, 2007, respectively, contained no adverse opinions or disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) Deloitte's audit report on the consolidated financial statements and financial statement schedule of the Company as of December 31, 2006 and 2007, and for each of the two years in the period ended December 31, 2007 included explanatory paragraphs related to the adoption of Statement of Financial Accounting Standards No. 123R, "Share Based Payment", effective January 1, 2006 ("SFAS 123R"), and FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of SFAS No. 109", effective January 1, 2007 and also stating "As discussed in Note 17, the accompanying consolidated balance sheet as of December 31, 2006 and the consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2006 have been restated" and (ii) Deloitte's audit report on the consolidated financial statements and financial statement schedule of the Company as of and for the year ended December 31, 2006 included an explanatory paragraph related to the adoption of SFAS 123R.

(iii) The decision to change independent registered public accounting firms was recommended and approved by both the Company's Audit Committee and Board of Directors.

(iv) During the Company's two most recent fiscal years and through June 18, 2008, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its reports on the Company's consolidated financial statements and financial statement schedule for such periods.

(v) During the Company's two most recent fiscal years and through June 18, 2008, there have been no reportable events of the type required to be disclosed by
Item 304(a)(1)(v) of Regulation S-K, except that the Company's management and Deloitte reported to the Company's Audit Committee the following material weaknesses in its internal control over financial reporting, (the


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"Reportable Events") which the Company reported in "Item 9A. Controls and
Procedures" of its Annual Report on Form 10-K for the year ended December 31, 2007 and "Item 4. Controls and Procedures," of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008:

     o Income Taxes -- The Company's processes, procedures and controls related to the preparation and review of the annual tax provision were not effective to ensure that amounts related to the tax provision and related current or deferred income tax asset and liability accounts were accurate, recorded in the proper period and determined in accordance with generally accepted accounting principles. Specifically, the Company failed to (i) analyze and reconcile certain deferred income tax accounts resulting from purchase accounting and
          (ii) determine the appropriate accounting for the subsequent reversal of a valuation allowance recognized on operating loss carryforwards at acquisition date. This material weakness resulted in accounting errors, which resulted in corrections to previously reported 2006 and 2007 interim financial statements, and 2006 annual financial statement amounts and corrections prior to the issuance of the consolidated financial statements for the year ended December 31, 2007.

     o Financial Reporting Close Process -- The Company's processes, procedures and controls related to the financial reporting close process were not effective to ensure that the consolidated financial statements were appropriately recorded in accordance with generally accepted accounting principles. Specifically, the Company's procedures and controls over the timely review and monitoring of certain goodwill and intercompany balances recorded at foreign subsidiaries and the procedures relating to the preparation and review of its statement of cash flows and goodwill impairment calculation were ineffective. A material weakness in the financial close and reporting process could have an effect on the reliability of the Company's financial reporting and could result in the Company not being able to meet its regulatory filing deadlines. This material weakness resulted in corrections prior to the issuance of the Company's annual consolidated financial statements as of and for the year ended December 31, 2007.

(vi) The Company's Audit Committee and Board of Directors discussed each of the Reportable Events described above in paragraph (v) with Deloitte prior to filing the Annual Report on Form 10-K for the year ended December 31, 2007. There were no disagreements with Deloitte regarding either Reportable Event and the Company's Audit Committee and Board of Directors have authorized Deloitte to respond fully to inquiries of Grant Thornton LLP ("Grant Thornton"), the Company's new independent registered public accounting firm, concerning the subject matter of each Reportable Event described in paragraph (v) above.

(vii) The Company has provided Deloitte with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Deloitte review the disclosure and furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has received the requested letter from Deloitte and a copy of Deloitte's letter is filed as Exhibit 16.1 to this Report.

(b) New independent registered public accounting firm.

On June 23, 2008, the Company engaged Grant Thornton as its new independent registered public accounting firm. Prior to the engagement, and for the preceding two most recent fiscal years and any subsequent interim period prior to the engagement, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements (nor has Grant Thornton provided any written report or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

16.1 Letter of Deloitte & Touche LLP, dated July 2, 2008, regarding change in independent registered public accounting firm.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JUPITERMEDIA CORPORATION


                                   By:  /s/ Donald J. O'Neill
                                        ----------------------------------------
                                   Name:   Donald J. O'Neill
                                   Title:  Vice President and Chief Financial
                                           Officer


Date: July 2, 2008


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                                  EXHIBIT INDEX


Exhibits:
---------

16.1 Letter of Deloitte & Touche LLP, dated July 2, 2008, regarding change in independent registered public accounting firm.